UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-00249

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds I

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Balanced Fund

July 31, 2008

	Number of	Value
	Shares	(U.S. $)
Common Stock – 55.97%
Consumer Discretionary – 5.53%
Gap	205,500	$3,312,660
Limited Brands	194,200	3,202,358
Mattel	188,000	3,769,400
		10,284,418
Consumer Staples – 7.45%
Heinz (H.J.)	74,900	3,773,462
Kimberly-Clark	56,800	3,284,744
*Kraft Foods Class A	108,500	3,452,470
Safeway	124,800	3,334,656
		13,845,332
Energy – 5.00%
Chevron	35,100	2,968,056
ConocoPhillips	35,900	2,930,158
Marathon Oil	68,800	3,403,536
		9,301,750
Financials – 8.74%
Allstate	69,800	3,226,156
Discover Financial Services	223,100	3,268,415
Hartford Financial Services Group	46,100	2,922,279
Lehman Brothers Holdings	77,000	1,335,180
Morgan Stanley	85,900	3,391,332
*Wachovia	121,800	2,103,486
		16,246,848
Health Care – 11.24%
Abbott Laboratories	55,800	3,143,772
Bristol-Myers Squibb	165,500	3,495,360
Johnson & Johnson	58,700	4,019,188
Pfizer	174,900	3,265,383
Quest Diagnostics	68,300	3,630,828
Wyeth	81,900	3,318,588
		20,873,119
Industrials – 3.40%
†BWAY Holding	100	1,002
Donnelley (R.R.) & Sons	111,900	2,987,730
P=@†Port Townsend	35	0
Waste Management	93,800	3,333,652
		6,322,384
Information Technology – 7.32%
Intel	148,700	3,299,653
International Business Machines	27,200	3,481,056
Motorola	378,400	3,269,376
Xerox	260,900	3,558,676
		13,608,761
Materials – 1.76%
duPont (E.I.) deNemours	74,700	3,272,607
		3,272,607
Telecommunications – 3.45%
AT&T	103,300	3,182,673
†Century Communications	25,000	0
Verizon Communications	94,600	3,220,184
		6,402,857

Utilities – 2.08%
Progress Energy	91,400	3,867,134
		3,867,134
Total Common Stock (cost $112,052,501)		104,025,210

Convertible Preferred Stock – 0.04%
*•Citigroup Funding 4.983% 9/27/08 exercise price $35.40, expiration date 9/27/08	5,000	82,350
General Motors 5.25% 3/6/32 exercise price $64.90, expiration date 3/6/32	250	3,078
Total Convertible Preferred Stock (cost $162,435)		85,428

Preferred Stock – 0.20%
JPMorgan Chase 7.90%	225,000	208,740
PNC Funding 8.25%	165,000	159,225
Total Preferred Stock (cost $387,271)		367,965

	Principal
	Amount (U.S. $)
Agency Asset-Backed Securities – 0.05%
fFannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	$86,504	$75,875
•Fannie Mae Whole Loan Series 2002-W11 AV1 2.812% 11/25/32	27,803	26,160
Total Agency Asset-Backed Securities (cost $113,618)		102,035

Agency Collateralized Mortgage Obligations – 2.94%
Fannie Mae
Series 1996-46 ZA 7.50% 11/25/26	91,016	95,588
Series 2003-122 AJ 4.50% 2/25/28	87,351	86,822
Series 2005-67 EY 5.50% 8/25/25	90,000	84,353
Series 2005-110 MB 5.50% 9/25/35	292,458	298,640
•Series 2006-M2 A2F 5.259% 5/25/20	530,000	510,752
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41	73,060	79,935
Fannie Mae Whole Loan
Series 2004-W9 2A1 6.50% 2/25/44	125,803	131,823
Series 2004-W11 1A2 6.50% 5/25/44	137,060	144,992
Freddie Mac
Series 1730 Z 7.00% 5/15/24	75,590	80,048
Series 2326 ZQ 6.50% 6/15/31	394,020	416,506
Series 2557 WE 5.00% 1/15/18	220,000	217,981
Series 2662 MA 4.50% 10/15/31	163,739	163,386
Series 2694 QG 4.50% 1/15/29	225,000	222,780
Series 2872 GC 5.00% 11/15/29	200,000	200,099
Series 2890 PC 5.00% 7/15/30	380,000	379,902
Series 2915 KP 5.00% 11/15/29	220,000	220,207
Series 3005 ED 5.00% 7/15/25	280,000	264,411
Series 3022 MB 5.00% 12/15/28	165,000	166,566
Series 3063 PC 5.00% 2/15/29	360,000	363,813
Series 3113 QA 5.00% 11/15/25	204,349	206,752
Series 3131 MC 5.50% 4/15/33	145,000	146,588
Series 3173 PE 6.00% 4/15/35	635,000	643,791
Series 3337 PB 5.50% 7/15/30	170,000	172,253
wFreddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	151,522	159,062
Total Agency Collateralized Mortgage Obligations (cost $5,449,375)		5,457,050

Agency Mortgage-Backed Securities– 8.65%
Fannie Mae 6.50% 8/1/17	94,996	98,494
•Fannie Mae ARM
5.129% 11/1/35	124,671	125,248
5.221% 3/1/38	292,510	291,836
5.398% 4/1/36	168,929	170,873
5.973% 8/1/37	336,854	340,812
Fannie Mae Relocation 30 yr
5.00% 11/1/33	101,343	97,430
5.00% 1/1/34	139,007	133,455
5.00% 1/1/36	85,742	82,199
Fannie Mae S.F. 15 yr TBA
4.50% 8/1/23	472,847	453,545
5.00% 8/1/23	1,750,000	1,718,281
5.50% 4/1/23	438,198	440,106
6.00% 8/1/23	339,760	347,458
Fannie Mae S.F. 30 yr
5.50% 3/1/29	357,779	352,800
5.50% 4/1/29	396,861	391,338
5.50% 9/1/36	241,381	237,268
5.50% 7/1/37	741,416	726,306

5.50% 8/1/37	151,714	148,622
5.50% 12/1/37	518,357	507,794
6.00% 12/1/37	1,000,690	1,006,388
*6.50% 9/1/36	43,347	44,570
6.50% 2/1/37	539,353	554,578
6.50% 11/1/37	417,613	429,313
7.50% 6/1/31	55,333	59,513
Fannie Mae S.F. 30 yr TBA
5.50% 8/1/38	1,325,000	1,296,430
6.00% 8/1/38	1,770,000	1,777,744
•Freddie Mac ARM
5.514% 8/1/36	227,028	230,402
5.677% 7/1/36	132,373	134,302
5.821% 10/1/36	309,765	312,545
6.937% 4/1/34	35,328	35,384
Freddie Mac Relocation 30 yr 5.00% 9/1/33	481,798	462,905
Freddie Mac S.F. 15 yr
4.00% 2/1/14	220,465	217,427
5.00% 6/1/18	125,753	124,685
Freddie Mac S.F. 30 yr
6.00% 6/1/37	370,868	373,406
7.00% 11/1/33	70,193	73,920
Freddie Mac S.F. 30 yr TBA
5.00% 8/1/38	2,095,000	1,987,632
5.50% 8/1/38	270,000	263,925
GNMA I S.F. 30 yr 7.50% 9/15/31	19,773	21,221
Total Agency Mortgage-Backed Securities (cost $16,125,825)		16,070,155

Agency Obligations – 3.09%
Fannie Mae
3.625% 2/12/13	260,000	256,571
*3.875% 7/12/13	165,000	164,028
4.75% 11/19/12	445,000	459,628
5.00% 2/16/12	360,000	374,662
^5.777% 10/9/19	545,000	284,347
^Financing Corporation Interest Strip 5.142% 9/26/19	2,000,000	1,175,630
Freddie Mac
*4.75% 3/5/12	125,000	129,051
*4.75% 1/19/16	100,000	102,145
5.50% 8/23/17	1,455,000	1,548,809
*5.75% 1/15/12	310,000	329,365
^Resolution Funding Interest Strip 5.24% 10/15/25	1,670,000	708,832
Tennessee Valley Authority 4.875% 1/15/48	220,000	204,901
Total Agency Obligations (cost $5,733,222)		5,737,969

Commercial Mortgage-Backed Securities – 2.95%
Bank of America Commercial Mortgage
•Series 2004-3 A5 5.493% 6/10/39	215,000	213,213
•Series 2005-6 AM 5.352% 9/10/47	100,000	91,748
•Series 2006-3 A4 5.889% 7/10/44	75,000	72,154
Series 2006-4 A4 5.634% 7/10/46	335,000	316,816
•Series 2007-3 A4 5.838% 6/10/49	170,000	157,048
Bear Stearns Commercial Mortgage Securities
#Series 2004-ESA E 144A 5.064% 5/14/16	260,000	263,442
•Series 2007-PW16 A4 5.902% 6/11/40	150,000	139,437
•Series 2007-T28 A4 5.742% 9/11/42	235,000	216,865
wCommercial Mortgage Pass Through Certificates
•#Series 2001-J1A A2 144A 6.457% 2/14/34	159,843	163,104
Series 2006-C7 A2 5.69% 6/10/46	140,000	139,567
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.681% 2/15/39	75,000	73,116
#Crown Castle Towers Series 2005-1A C 144A 5.074% 6/15/35	140,000	133,417
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 C 6.403% 3/15/33	60,000	61,235
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A3 4.602% 8/10/38	150,000	149,754
@•#Series 2006-RR3 A1S 144A 5.76% 7/18/56	145,000	91,350
Greenwich Capital Commercial Funding
•Series 2004-GG1 A7 5.317% 6/10/36	115,000	111,939
Series 2007-GG9 A4 5.444% 3/10/39	70,000	63,871
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	215,000	212,265
Series 2003-C1 A2 4.985% 1/12/37	362,000	350,228
Series 2006-LDP9 A2 5.134% 5/15/47	15,000	13,725

Lehman Brothers-UBS Commercial Mortgage Trust
Series 2001-C2 A1 6.27% 6/15/20	20,097	20,277
Series 2002-C1 A4 6.462% 3/15/31	320,000	329,477
•Merrill Lynch Mortgage Trust Series 2006-C1 ASB 5.842% 5/12/39	255,000	249,351
Morgan Stanley Capital I
Series 2007-IQ14 A4 5.692% 4/15/49	175,000	161,318
Series 2007-T27 A4 5.80% 6/13/42	230,000	212,976
#SBA Commercial Mortgage Securities Trust Series 2006-1A B 144A 5.451% 11/15/36	395,000	377,248
#Tower 144A
Series 2004-2A A 4.232% 12/15/14	270,000	265,880
Series 2006-1 B 5.588% 2/15/36	85,000	81,836
Series 2006-1 C 5.707% 2/15/36	130,000	121,417
Wachovia Bank Commercial Mortgage Trust
•Series 2005-C20 A5 5.087% 7/15/42	105,000	103,249
Series 2006-C28 A2 5.50% 10/15/48	265,000	261,362
Series 2007-C30 A3 5.246% 12/15/43	275,000	265,717
Total Commercial Mortgage-Backed Securities (cost $5,782,358)		5,484,402

Convertible Bonds – 0.09%
Advanced Medical Optics 3.25% 8/1/26 exercise price $59.61 8/1/26	$5,000	3,475
•Wyeth 2.621% 1/15/24 exercise price $60.09, expiration date 1/15/24	165,000	165,512
Total Convertible Bonds (cost $180,390)		168,987

Corporate Bonds – 9.92%
Banking – 1.23%
American Express Centurion Bank 5.55% 10/17/12	160,000	155,861
Bank of America
4.90% 5/1/13	195,000	189,055
•8.00% 12/29/49	100,000	92,398
Bank of New York Mellon 4.50% 4/1/13	355,000	341,953
BB&T 5.25% 11/1/19	200,000	166,771
JPMorgan Chase 6.40% 5/15/38	50,000	46,232
JPMorgan Chase Capital XXV 6.80% 10/1/37	195,000	165,232
#National Australia Bank 144A 5.35% 6/12/13	290,000	290,004
PNC Funding 5.625% 2/1/17	200,000	182,082
P@•#Popular North America 3.191% 4/6/09	135,000	132,399
U.S. Bank North America 4.80% 4/15/15	100,000	96,825
•USB Capital IX 6.189% 4/15/49	260,000	182,102
Wells Fargo 5.625% 12/11/17	55,000	52,512
•Wells Fargo Capital XIII 7.70% 12/29/49	210,000	199,161
		2,292,587
Basic Industry – 0.72%
#ArcelorMittal 144A 6.125% 6/1/18	250,000	240,511
Domtar 7.125% 8/15/15	10,000	9,450
duPont (E.I.) deNemours 6.00% 7/15/18	320,000	324,427
Freeport McMoRan Copper & Gold 8.25% 4/1/15	15,000	15,657
Georgia-Pacific
7.70% 6/15/15	5,000	4,675
8.875% 5/15/31	15,000	13,800
Hexion US Finance 9.75% 11/15/14	5,000	4,288
Innophos 8.875% 8/15/14	5,000	5,025
#Innophos Holding 144A 9.50% 4/15/12	5,000	4,975
International Coal 10.25% 7/15/14	10,000	10,225
Lubrizol 4.625% 10/1/09	225,000	223,816
#MacDermid 144A 9.50% 4/15/17	10,000	9,200
Momentive Performance Materials 9.75% 12/1/14	15,000	13,350
NewPage
10.00% 5/1/12	5,000	4,813
#144A 10.00% 5/1/12	10,000	9,625
#Nine Dragons Paper Holdings 144A 7.875% 4/29/13	170,000	166,874
•Noranda Aluminum Acquisition 6.828% 5/15/15	5,000	4,350
Norske Skog Canada 8.625% 6/15/11	5,000	4,125
Potlatch 13.00% 12/1/09	15,000	16,412
Rio Tinto Finance USA 6.50% 7/15/18	200,000	200,919
#Rock-Tenn 144A 9.25% 3/15/16	5,000	5,175
#Ryerson 144A
•10.248% 11/1/14	10,000	9,550
12.00% 11/1/15	5,000	4,900
#Sappi Papier Holding 144A 6.75% 6/15/12	15,000	13,539

#Steel Dynamics 144A 7.75% 4/15/16	15,000	14,850
•Verso Paper Holdings 6.623% 8/1/14	5,000	4,425
		1,338,956
Brokerage – 0.55%
AMVESCAP 4.50% 12/15/09	320,000	309,495
Goldman Sachs Group
6.15% 4/1/18	230,000	221,956
6.75% 10/1/37	65,000	57,619
Jefferies Group 6.45% 6/8/27	160,000	124,048
LaBranche 11.00% 5/15/12	5,000	5,131
Lazard Group 6.85% 6/15/17	65,000	56,741
Lehman Brothers Holdings
5.625% 1/24/13	140,000	131,009
6.875% 7/17/37	140,000	116,343
		1,022,342
Capital Goods – 0.24%
BWAY 10.00% 10/15/10	15,000	15,075
Casella Waste Systems 9.75% 2/1/13	12,000	11,940
CPG International I 10.50% 7/1/13	5,000	3,975
DRS Technologies 7.625% 2/1/18	10,000	10,450
Graham Packaging
8.50% 10/15/12	5,000	4,675
9.875% 10/15/14	10,000	8,600
Graphic Packaging International 9.50% 8/15/13	15,000	14,025
Greenbrier 8.375% 5/15/15	10,000	9,113
Intertape Polymer 8.50% 8/1/14	5,000	4,475
#Moog 144A 7.25% 6/15/18	5,000	4,913
*Sally Holdings 10.50% 11/15/16	5,000	4,838
Textron 6.50% 6/1/12	90,000	94,666
Thermadyne Industries10.50% 2/1/14	10,000	9,700
Tyco Electronics Group 5.95% 1/15/14	230,000	228,327
Vitro 11.75% 11/1/13	10,000	9,650
Vought Aircraft Industries 8.00% 7/15/11	10,000	9,275
		443,697
Communications – 1.76%
P=@‡Allegiance Telecom 11.75% 2/15/10	15,000	0
AT&T 5.60% 5/15/18	215,000	211,551
AT&T Wireless 8.125% 5/1/12	370,000	406,324
•Centennial Communications 8.541% 1/1/13	5,000	5,006
#Charter Communications 144A10.875% 9/15/14	25,000	26,125
Charter Communications Holdings
8.75% 11/15/13	10,000	9,300
Cincinnati Bell 7.00% 2/15/15	5,000	4,663
Citizens Communications 7.125% 3/15/19	40,000	35,400
Clear Channel Communications 5.50% 9/15/14	10,000	5,456
Comcast
•3.01% 7/14/09	100,000	98,845
5.875% 2/15/18	175,000	168,807
6.30% 11/15/17	150,000	149,193
Cricket Communications 9.375% 11/1/14	15,000	14,775
CSC Holdings
6.75% 4/15/12	5,000	4,788
8.50% 6/15/15	10,000	9,900
Dex Media West 9.875% 8/15/13	15,000	11,813
#DirecTV Holdings 144A 7.625% 5/15/16	10,000	9,975
#Expedia 144A 8.50% 7/1/16	5,000	4,775
France Telecom 7.75% 3/1/11	141,000	150,250
Hughes Network Systems/Finance 9.50% 4/15/14	10,000	10,163
ΩInmarsat Finance 10.375% 11/15/12	20,000	20,200
Intelsat Jackson 11.25% 6/15/16	20,000	20,850
Lamar Media 6.625% 8/15/15	12,000	10,860
#LBI Media 144A 8.50% 8/1/17	5,000	3,856
Lucent Technologies 6.45% 3/15/29	12,000	8,520
MetroPCS Wireless 9.25% 11/1/14	19,000	18,525
Nortel Networks
•7.041% 7/15/11	10,000	9,475
10.75% 7/15/16	10,000	9,850
PAETEC Holding 9.50% 7/15/15	5,000	4,581
Quebecor Media 7.75% 3/15/16	10,000	9,275
Qwest 7.50% 10/1/14	5,000	4,613

Qwest Capital Funding 7.25% 2/15/11	10,000	9,575
Rogers Communications 6.80% 8/15/18	305,000	305,957
Rural Cellular 8.623% 11/1/12	5,000	5,063
Sprint Capital 8.375% 3/15/12	30,000	29,498
Telecom Italia Capital
4.00% 1/15/10	225,000	221,696
7.721% 6/4/38	100,000	98,721
Telefonica Emisiones 5.984% 6/20/11	85,000	86,078
THOMSON Reuters
5.95% 7/15/13	125,000	126,443
6.50% 7/15/18	160,000	160,503
Time Warner Cable 7.30% 7/1/38	120,000	120,337
Time Warner Telecom Holdings 9.25% 2/15/14	5,000	5,100
Univision Communications 7.85% 7/15/11	5,000	4,638
Verizon Communications 5.55% 2/15/16	265,000	258,073
Viacom
•3.13% 6/16/09	75,000	74,515
5.75% 4/30/11	75,000	74,343
#Videotron 144A 9.125% 4/15/18	10,000	10,475
Virgin Media Finance 8.75% 4/15/14	15,000	14,063
#Vivendi 144A 6.625% 4/4/18	175,000	170,951
Windstream 8.125% 8/1/13	24,000	24,360
*#XM Satellite Radio 144A 13.00% 8/1/13	5,000	4,588
		3,262,691
Consumer Cyclical – 0.59%
Associated Materials 9.75% 4/15/12	10,000	9,900
Cardtronics 9.25% 8/15/13	10,000	9,325
Centex 4.55% 11/1/10	5,000	4,438
Corrections Corporation of America 6.25% 3/15/13	5,000	4,913
CVS Caremark
4.875% 9/15/14	155,000	149,127
5.75% 6/1/17	181,000	177,250
•DaimlerChrysler North America 3.234% 8/3/09	245,000	243,110
*Dollar General 10.625% 7/15/15	15,000	15,188
DR Horton 7.875% 8/15/11	10,000	9,200
Ford Motor 7.45% 7/16/31	15,000	7,875
Ford Motor Credit 7.80% 6/1/12	10,000	7,516
Gaylord Entertainment 8.00% 11/15/13	10,000	9,350
*General Motors
7.20% 1/15/11	10,000	6,600
8.375% 7/15/33	15,000	7,463
Global Cash Access 8.75% 3/15/12	10,000	9,800
GMAC 6.875% 8/28/12	47,000	29,520
Goodyear Tire & Rubber 9.00% 7/1/15	5,000	5,063
Harrah's Operating 5.50% 7/1/10	15,000	13,125
Lear 8.75% 12/1/16	20,000	15,900
#Lender Processing Services 144A 8.125% 7/1/16	5,000	5,019
MGM MIRAGE 7.50% 6/1/16	10,000	8,025
*Neiman Marcus Group 10.375% 10/15/15	15,000	14,775
Pinnacle Entertainment 8.75% 10/1/13	5,000	4,800
Ryland Group 6.875% 6/15/13	10,000	9,000
#Pokagon Gaming Authority 144A 10.375% 6/15/14	14,000	14,490
#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	5,000	4,833
8.03% 10/1/20	5,000	4,895
Sonic Automotive 8.625% 8/15/13	5,000	4,025
*Tenneco 8.625% 11/15/14	11,000	9,295
Toll
8.25% 2/1/11	10,000	9,600
8.25% 12/1/11	5,000	4,763
Travelport 9.875% 9/1/14	10,000	8,450
VF 5.95% 11/1/17	85,000	83,776
Wal-Mart Stores 6.20% 4/15/38	172,000	168,665
		1,089,074
Consumer Non-Cyclical – 1.34%
ACCO Brands 7.625% 8/15/15	5,000	4,375
Advanced Medical Optics 7.50% 5/1/17	10,000	9,050
Amgen 5.85% 6/1/17	150,000	150,447
Aramark Services 8.50% 2/1/15	13,000	13,016
AstraZeneca 5.90% 9/15/17	115,000	118,453

*#Bausch & Lomb 144A 9.875% 11/1/15	19,000	19,523
Biomet 10.00% 10/15/17	8,000	8,640
*Chiquita Brands International 8.875% 12/1/15	10,000	8,525
Community Health Systems 8.875% 7/15/15	15,000	15,188
*Constellation Brands 8.125% 1/15/12	23,000	23,173
Covidien International Finance
6.00% 10/15/17	68,000	68,155
6.55% 10/15/37	90,000	87,694
CRC Health 10.75% 2/1/16	5,000	3,975
Del Monte 6.75% 2/15/15	5,000	4,700
Delhaize America 9.00% 4/15/31	81,000	93,305
Diageo Capital 5.75% 10/23/17	165,000	161,363
#Dr Pepper Snapple Group 144A 6.82% 5/1/18	275,000	277,001
GlaxoSmithKline Capital 5.65% 5/15/18	240,000	240,422
HCA
9.25% 11/15/16	35,000	36,138
PIK 9.625% 11/15/16	9,000	9,293
•HealthSouth 9.133% 6/15/14	10,000	10,225
Iron Mountain
6.625% 1/1/16	5,000	4,700
8.00% 6/15/20	5,000	4,888
*Jarden 7.50% 5/1/17	10,000	8,750
Kellogg 5.125% 12/3/12	65,000	65,774
Kraft Foods
4.125% 11/12/09	85,000	84,728
6.125% 2/1/18	300,000	293,675
National Beef Packing 10.50% 8/1/11	5,000	5,025
Quest Diagnostics 5.45% 11/1/15	180,000	171,610
Schering-Plough 6.00% 9/15/17	80,000	79,133
Select Medical 7.625% 2/1/15	10,000	8,675
Universal Hospital Services PIK 8.50% 6/1/15	10,000	10,050
Visant Holding 8.75% 12/1/13	5,000	4,788
Wyeth 5.50% 2/1/14	380,000	384,921
		2,489,378
Electric – 0.64%
AES
8.00% 10/15/17	10,000	9,900
#144A 8.75% 5/15/13	16,000	16,680
Baltimore Gas & Electric 6.125% 7/1/13	90,000	91,235
Columbus Southern Power 6.05% 5/1/18	70,000	69,707
Commonwealth Edison 6.15% 9/15/17	130,000	129,936
Connecticut Light & Power 5.65% 5/1/18	85,000	83,768
Detroit Edison 5.60% 6/15/18	85,000	84,132
Dominion Resources 6.40% 6/15/18	145,000	147,571
Edison Mission Energy 7.625% 5/15/27	7,000	6,195
Florida Power 6.40% 6/15/38	145,000	146,320
Illinois Power 6.125% 11/15/17	90,000	85,823
Midwest Generation 8.30% 7/2/09	5,367	5,434
Mirant North America 7.375% 12/31/13	10,000	10,050
NRG Energy 7.375% 2/1/16	10,000	9,725
Orion Power Holdings 12.00% 5/1/10	10,000	10,825
PECO Energy 5.35% 3/1/18	60,000	58,828
#Power Contract Financing 144A 6.256% 2/1/10	58,372	59,091
#Texas Competitive Electric Holdings 144A 10.25% 11/1/15	45,000	45,225
Union Electric Company 6.70% 2/1/19	60,000	60,647
#West Penn Power 144A 5.95% 12/15/17	55,000	54,583
		1,185,675
Energy – 0.66%
CenterPoint Energy Resource 6.00% 5/15/18	120,000	114,393
Chesapeake Energy
6.375% 6/15/15	8,000	7,600
6.625% 1/15/16	12,000	11,580
Complete Production Services 8.00% 12/15/16	5,000	4,988
Compton Petroleum Finance 7.625% 12/1/13	20,000	19,600
#Connacher Oil & Gas 144A 10.25% 12/15/15	15,000	15,788
#Copano Energy 144A 7.75% 6/1/18	5,000	4,763
El Paso
6.875% 6/15/14	20,000	20,052
7.00% 6/15/17	10,000	10,061
#Enbridge Energy Partners 144A 6.50% 4/15/18	165,000	164,323

Energy Partners 9.75% 4/15/14	5,000	4,625
Geophysique-Veritas 7.75% 5/15/17	5,000	4,988
#Helix Energy Solutions 144A 9.50% 1/15/16	10,000	10,050
#Hilcorp Energy I 144A
7.75% 11/1/15	10,000	9,225
9.00% 6/1/16	5,000	4,925
#Key Energy Services 144A 8.375% 12/1/14	10,000	10,100
#Lukoil International Finance 144A 6.356% 6/7/17	100,000	89,750
Mariner Energy 8.00% 5/15/17	10,000	9,475
#MarkWest Energy 144A 8.75% 4/15/18	10,000	10,000
Massey Energy 6.875% 12/15/13	10,000	9,838
OPTI Canada
7.875% 12/15/14	5,000	4,988
8.25% 12/15/14	7,000	7,088
Petro-Canada 6.05% 5/15/18	170,000	167,082
PetroHawk Energy
#144A 7.875% 6/1/15	5,000	4,863
9.125% 7/15/13	10,000	10,175
Petroleum Development 12.00% 2/15/18	5,000	5,325
#Plains All American 144A 6.50% 5/1/18	175,000	173,297
Plains Exploration & Production
7.00% 3/15/17	10,000	9,400
7.625% 6/1/18	5,000	4,875
Range Resources 7.25% 5/1/18	5,000	4,900
Suncor Energy
6.10% 6/1/18	115,000	115,359
6.50% 6/15/38	55,000	52,890
Weatherford International
6.00% 3/15/18	70,000	69,217
6.35% 6/15/17	40,000	40,523
Whiting Petroleum 7.25% 5/1/13	13,000	12,773
Williams 7.50% 1/15/31	5,000	5,113
		1,223,992
Finance Companies – 0.43%
Capmark Financial Group 6.30% 5/10/17	124,000	72,919
FTI Consulting 7.625% 6/15/13	20,000	20,400
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	100,000	82,075
International Lease Finance
5.35% 3/1/12	130,000	113,354
5.875% 5/1/13	85,000	72,374
6.375% 3/25/13	150,000	129,792
6.625% 11/15/13	170,000	152,373
Leucadia National 8.125% 9/15/15	6,000	6,008
#Nuveen Investments 144A 10.50% 11/15/15	10,000	9,050
Washington Mutual
5.25% 9/15/17	115,000	72,566
5.50% 8/24/11	110,000	75,949
		1,066,570
Insurance – 0.87%
#Berkshire Hathaway Finance 144A 5.40% 5/15/18	110,000	108,361
•Hartford Financial Services Group 8.125% 6/15/38	270,000	259,710
•#Metlife Capital Trust X 144A 9.25% 4/8/38	400,000	406,817
P@Montpelier Re Holdings 6.125% 8/15/13	55,000	53,817
@•w#Twin Reefs Pass Through Trust 144A 3.459% 12/31/49	200,000	20,250
UnitedHealth Group
5.50% 11/15/12	230,000	226,076
5.80% 3/15/36	105,000	83,142
Unitrin 6.00% 5/15/17	190,000	157,778
WellPoint
5.00% 1/15/11	175,000	173,224
5.00% 12/15/14	142,000	132,402
		1,621,577
Natural Gas – 0.35%
AmeriGas Partners 7.125% 5/20/16	9,000	8,213
Dynergy Holdings 7.75% 6/1/19	26,000	24,050
Enterprise Products Operating 6.50% 1/31/19	92,000	92,659
Ferrellgas Finance Escrow 6.75% 5/1/14	10,000	8,500
Inergy Finance 6.875% 12/15/14	15,000	13,575
Kinder Morgan Energy Partners 6.95% 1/15/38	165,000	163,256
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	165,000	161,082

Regency Energy Partners 8.375% 12/15/13	7,000	7,175
Valero Energy
6.125% 6/15/17	100,000	96,211
6.625% 6/15/37	80,000	71,301
		646,022
Real Estate – 0.17%
Host Hotels & Resorts 7.125% 11/1/13	10,000	9,250
iStar Financial
5.15% 3/1/12	85,000	61,672
5.875% 3/15/16	150,000	100,639
Regency Centers 5.875% 6/15/17	150,000	138,422
		309,983
Technology – 0.18%
•Freescale Semiconductor 6.651% 12/15/14	10,000	7,875
Oracle 5.75% 4/15/18	230,000	229,890
Sungard Data Systems
9.125% 8/15/13	10,000	10,275
10.25% 8/15/15	17,000	17,340
Xerox 5.50% 5/15/12	75,000	73,747
		339,127
Transportation – 0.19%
Burlington North Santa Fe
5.65% 5/1/17	106,000	103,109
5.75% 3/15/18	180,000	176,029
Hertz 8.875% 1/1/14	10,000	9,225
Norfolk Southern 5.75% 4/1/18	70,000	68,517
Seabulk International 9.50% 8/15/13	5,000	5,269
		362,149
Total Corporate Bonds (cost $19,273,231)		18,434,110

Foreign Agencies – 0.08%
Republic of Korea – 0.08%
Korea Development Bank 5.30% 1/17/13	150,000	148,546
Total Foreign Agencies (cost $150,929)		148,546

Municipal Bonds – 1.17%
California State 5.00% 2/1/33	120,000	117,510
California State University Systemwide Revenue Series A 5.00% 11/1/30 (AMBAC)	115,000	114,380
Massachusetts Bay Transportation Authority 5.00% 7/1/19	55,000	59,319
New Jersey Economic Development Authority Revenue Cigarette Tax 5.75% 6/15/29	220,000	206,765
New York State Urban Development Series A-1 5.25% 3/15/34 (FGIC)	210,000	214,234
North Texas Tollway Authority Revenue Refunding System (First tier system) Series A
5.50% 1/1/18	45,000	47,959
6.00% 1/1/19	20,000	21,848
6.00% 1/1/20	110,000	118,863
Oregon State Taxable Pension 5.892% 6/1/27	200,000	206,018
Portland, Oregon Sewer System Revenue Refunding Series A 5.00% 6/15/18	200,000	217,635
Texas Transportation Community Mobility 5.00% 4/1/19	175,000	187,024
Triborough, New York Bridge & Tunnel Authority Series A
5.00% 11/15/18	150,000	163,533
5.00% 11/15/19	145,000	155,620
University of Texas Financing Authority Refunding Series A 5.25% 8/15/18	55,000	60,882
West Virginia Economic Development Authority 5.37% 7/1/20 (MBIA)	100,000	94,612
West Virginia Tobacco Settlement Finance Authority Series A 7.467% 6/1/47	215,000	191,331
Total Municipal Bonds (cost $2,215,682)		2,177,533

Non-Agency Asset-Backed Securities– 6.32%
Bank of America Credit Card Trust
Series 2006-A10 A10 2.44% 2/15/12	1,775,000	1,763,701
Series 2008-A5 A5 3.66% 12/16/13	320,000	321,403
Series 2008-A7 A7 3.16% 12/15/14	100,000	97,408
#Cabela's Master Credit Card Trust 2008-1A A1 144A 4.31% 12/16/13	250,000	245,629
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	260,000	264,348
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	190,000	180,934
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	70,000	71,110
Series 2008-A A3 4.94% 4/25/14	200,000	201,030
@#Cendant Timeshare Receivables Funding Series 2004-1A A1 144A 3.67% 5/20/16	52,771	46,034
Chase Inssuance Trust
•Series 2007-A11 A11 2.46% 7/16/12	1,500,000	1,476,039
Series 2008-A9 A9 4.26% 5/15/13	150,000	148,792

Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39	450,000	436,561
•Series 2007-A6 A6 2.778% 7/12/12	2,000,000	1,966,519
CNH Equipment Trust
Series 2007-B A3A 5.40% 10/17/11	200,000	203,075
Series 2008-A3 4.12% 5/15/12	60,000	60,017
Series 2008-A3 4.93% 8/15/14	100,000	99,148
Series 2008-B A3A 4.78% 7/16/12	100,000	100,208
@#Countrywide Asset-Backed NIM Certificates Series 2004-BC1 Note 144A 5.50% 4/25/35	91	0
Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12	140,000	140,526
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20	305,000	284,619
Series 2008-A4 A4 5.65% 12/15/15	425,000	435,509
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	390,000	317,646
Ford Credit Auto Owner Trust Series 2007-B A3A 5.15% 11/15/11	105,000	106,929
•#Golden Credit Card Trust Series 2008-3 A 144A 3.46% 7/15/17	325,000	325,000
P@•GMAC Mortgage Loan Trust Series 2006-HE3 A2 5.75% 10/25/36	45,000	32,929
#Harley-Davidson Motorcycle Trust Series 2006-1 A2 144A 5.04% 10/15/12	89,580	90,637
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	70,000	71,353
Series 2008-A A3 4.93% 12/17/12	115,000	115,265
John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	120,000	120,278
@•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	89,127	78,877
•MBNA Credit Card Master Note Trust Series 2005-A4 2.50% 11/15/12	95,000	93,589
P@•Merrill Lynch Mortgage Investors Series 2006-AR1 A2C 2.62% 3/25/37	425,000	330,554
Mid-State Trust
Series 11 A1 4.864% 7/15/38	95,537	86,918
Series 2004-1 A 6.005% 8/15/37	47,722	46,590
#Series 2006-1 A 144A 5.787% 10/15/40	74,426	70,349
P@Renaissance Home Equity Loan Trust Series 2007-2 AF2 5.675% 6/25/37	95,000	85,559
•Residential Asset Securities
Series 2003-KS9 AI6 4.71% 11/25/33	158,039	119,888
P@Series 2006-KS3 AI3 2.63% 4/25/36	765,000	705,093
RSB Bondco Series 2007-A A2 5.72% 4/1/18	170,000	171,590
P@#Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31	149,988	123,432
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12	110,000	109,905
Total Non-Agency Asset-Backed Securities (cost $12,172,770)		11,744,991

Non-Agency Collateralized Mortgage Obligations – 6.98%
•Adjustable Rate Mortgage Trust Series 2005-10 3A11 5.417% 1/25/36	228,663	201,807
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	204,117	176,499
Bank of America Alternative Loan Trust
Series 2003-10 2A1 6.00% 12/25/33	307,973	284,683
Series 2004-2 1A1 6.00% 3/25/34	233,201	215,566
Series 2005-3 2A1 5.50% 4/25/20	161,522	160,916
Series 2005-5 2CB1 6.00% 6/25/35	161,939	156,170
Series 2005-9 5A1 5.50% 10/25/20	189,963	189,251
P@•Bank of America Funding Securities Series 2006-F 1A2 5.178% 7/20/36	180,011	137,913
Bank of America Mortgage Securities
•Series 2003-D 1A2 5.372% 5/25/33	837	834
Series 2005-9 2A1 4.75% 10/25/20	254,254	245,832
Bear Stearns Asset Backed Securities Trust Series 2005-AC8 A5 5.50% 11/25/35	183,495	157,625
Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18	381,485	365,987
Citicorp Mortgage Securities Series 2006-3 1A4 6.00% 6/25/36	265,000	232,490
•Citigroup Mortgage Loan Trust Series 2007-AR5 1AB 5.613% 4/25/37	232,244	166,471
Countrywide Alternative Loan Trust
Series 2004-28CB 6A1 6.00% 1/25/35	80,866	73,133
•Series 2004-J7 1A2 4.673% 8/25/34	14,209	13,968
P@•Series 2005-63 3A1 5.890% 11/25/35	278,266	210,481
Series 2006-2CB A3 5.50% 3/25/36	162,480	151,484
wCountrywide Home Loan Mortgage Pass Through Trust
@•Series 2004-12 1M 4.726% 8/25/34	613,766	357,967
P@•Series 2004-HYB4 M 4.574% 9/20/34	74,951	61,018
Series 2005-23 A1 5.50% 11/25/35	315,818	304,271
Series 2006-1 A2 6.00% 3/25/36	124,761	119,069
Series 2006-1 A3 6.00% 3/25/36	51,372	49,799
Series 2006-17 A5 6.00% 12/25/36	83,003	83,134
P@•Series 2006-HYB3 3A1A 6.07% 5/20/36	236,982	203,047
P@•Series 2006-HYB4 1A2 5.618% 6/20/36	147,711	119,999

Credit Suisse First Boston Mortgage Securities
Series 2003-29 5A1 7.00% 12/25/33	61,259	57,909
Series 2004-1 3A1 7.00% 2/25/34	35,367	32,725
First Horizon Asset Securities
Series 2003-5 1A17 8.00% 7/25/33	83,150	83,831
•Series 2004-AR5 4A1 5.70% 10/25/34	172,093	151,680
•Series 2007-AR2 1A1 5.850% 8/25/37	116,405	109,976
•Series 2007-AR3 2A2 6.292% 11/25/37	404,511	348,833
•GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.178% 5/25/35	217,222	189,410
#GSMPS Mortgage Loan Trust 144A
•Series 1998-3 A 7.75% 9/19/27	60,481	60,123
•Series 1999-3 A 8.00% 8/19/29	92,476	100,058
Series 2005-RP1 1A3 8.00% 1/25/35	111,799	111,569
Series 2005-RP1 1A4 8.50% 1/25/35	52,868	53,604
GSR Mortgage Loan Trust Series 2006-1F 5A2 6.00% 2/25/36	91,265	89,839
•JPMorgan Mortgage Trust
Series 2005-A1 4A1 4.778% 2/25/35	250,910	223,299
Series 2005-A4 1A1 5.398% 7/25/35	272,480	241,713
Series 2005-A6 1A2 5.138% 9/25/35	375,000	313,642
Lehman Mortgage Trust
Series 2005-2 2A3 5.50% 12/25/35	172,004	165,508
Series 2006-1 3A3 5.50% 2/25/36	210,933	201,084
•MASTR Adjustable Rate Mortgages Trust
Series 2003-6 1A2 6.70% 12/25/33	41,826	40,912
P@Series 2005-1 B1 5.465% 3/25/35	263,450	179,883
Series 2005-6 7A1 5.330% 6/25/35	163,753	144,485
MASTR Alternative Loans Trust Series 2003-6 3A1 8.00% 9/25/33	29,690	31,043
#MASTR Reperforming Loan Trust 144A
Series 2005-1 1A5 8.00% 8/25/34	166,259	169,792
Series 2005-2 1A4 8.00% 5/25/35	139,164	142,989
Morgan Stanley Mortgage Loan Trust Series 2006-2 6A 6.50% 2/25/36	122,782	107,626
Prime Mortgage Trust Series 2004-CL1 1A1 6.00% 2/25/34	83,171	75,218
Residential Asset Mortgage Products
Series 2004-SL1 A3 7.00% 11/25/31	24,698	25,243
Series 2004-SL4 A3 6.50% 7/25/32	103,176	97,663
Series 2005-SL1 A2 6.00% 5/25/32	130,007	128,179
•Residential Funding Mortgage Securities I Series 2006-SA3 3A1 6.041% 9/25/36	224,829	194,768
•Structured Adjustable Rate Mortgage Loan Trust
Series 2004-18 5A 5.50% 12/25/34	163,433	138,957
P@Series 2005-22 4A2 5.375% 12/25/35	49,500	35,965
P@Series 2006-5 5A4 5.528% 6/25/36	105,937	71,136
Structured Asset Securities
•Series 2002-22H 1A 6.942% 11/25/32	52,363	47,324
Series 2004-12H 1A 6.00% 5/25/34	178,693	161,606
P@•Series 2005-6 B2 5.339% 5/25/35	95,575	45,681
wWashington Mutual Alternative Mortgage Pass Through Certificates
Series 2005-9 3CB 5.50% 10/25/20	233,925	233,048
Series 2006-5 2CB3 6.00% 7/25/36	216,251	204,150
wWashington Mutual Mortgage Pass Through Certificates
Series 2004-CB3 4A 6.00% 10/25/19	263,631	261,242
P@•Series 2006-AR8 1A5 5.879% 8/25/46	42,632	32,158
P@•Series 2006-AR8 2A3 6.130% 8/25/36	28,696	20,257
•Series 2006-AR10 1A1 5.930% 7/25/36	218,352	191,147
•Series 2006-AR14 1A4 5.648% 11/25/36	228,481	196,384
•Series 2007-HY3 4A1 5.351% 3/25/37	449,816	393,040
Wells Fargo Mortgage Backed Securities Trust
•Series 2004-T A1 5.373% 9/25/34	46,342	41,259
Series 2005-12 1A7 5.50% 11/25/35	340,135	324,298
Series 2005-17 1A2 5.50% 1/25/36	268,814	256,298
•Series 2005-AR16 6A4 5.00% 10/25/35	280,135	249,584
Series 2006-2 3A1 5.75% 3/25/36	484,746	462,628
Series 2006-4 2A3 5.75% 4/25/36	100,290	99,055
•Series 2006-AR6 7A1 5.111% 3/25/36	482,551	408,013
•Series 2006-AR10 5A1 5.595% 7/25/36	211,004	190,322
•Series 2006-AR11 A7 5.515% 8/25/36	251,849	204,881
•Series 2006-AR12 1A2 6.025% 9/25/36	124,871	104,994
Series 2007-8 2A6 6.00% 7/25/37	65,000	59,969
Series 2007-13 A7 6.00% 9/25/37	245,650	222,160
Total Non-Agency Collateralized Mortgage Obligations (cost $14,629,542)		12,967,574

Regional Authority – 0.09%
Canada – 0.10%
Quebec Providence 4.625% 5/14/18	180,000	176,919
Total Regional Authority ($178,918)		176,919

Sovereign Debt – 0.00%
Argentina – 0.00%
Republic of Argentina 8.28% 12/31/33	4,718	3,669
Total Sovereign Debt (cost $3,790)		3,669

U.S. Treasury Obligations– 2.48%
*U.S. Treasury Bond 5.00% 5/15/37	364,000	386,836
U.S. Treasury Inflation Index Notes
¥1.625% 1/15/15	1,037,811	1,054,514
3.00% 7/15/12	216,815	234,059
3.875% 1/15/09	151,866	154,559
US Treasury Notes
2.75% 7/31/10	1,315,000	1,320,754
3.375% 7/31/13	805,000	809,026
*3.875% 5/15/18	520,000	515,694
*^U.S. Treasury Strip 4.103% 11/15/13	155,000	129,618
Total U.S. Treasury Obligations (cost $4,578,808)		4,605,060

Repurchase Agreements** – 2.42%
Bank of America 2.04%, dated 7/31/08, to be
repurchased on 8/1/08, repurchase price $1,279,072
(collateralized by U.S. Government obligations,
4.00% 9/30/09; with market value $1,305,109)	1,279,000	1,279,000

BNP Paribas 2.06%, dated 7/31/08, to be
repurchased on 8/1/08, repurchase price $3,223,184
(collateralized by U.S. Government obligations,
4.00%; 7/30/09 - 9/30/09; with market value $3,292,843)	3,223,000	3,223,000
Total Repurchase Agreements (cost $4,502,000)		4,502,000

Total Value of Securities Before Securities Lending Collateral – 103.44%
(cost $203,692,665)		192,259,603
	Number of
	Shares
Securities Lending Collateral*** – 4.16%
Investment Companies
Mellon GSL DBT II Collateral Fund	7,735,182	7,735,182
Total Securities Lending Collateral (cost $7,735,182)		7,735,182

Total Value of Securities – 107.60%
(cost $211,427,847)		199,994,785 ©
Obligation to Return Securities Lending Collateral*** – (4.16%)		(7,735,182)
Liabilities Net of Receivables and Other Assets (See Notes)		(6,398,664)
Net Assets Applicable to 11,554,725 Shares Outstanding – 100.00%		$185,860,939

*Fully or partially on loan.
†Non income producing security.
•Variable rate security. The rate shown is the rate as of July 31, 2008.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^The rate shown is the yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2008, the aggregate amount of Rule 144A securities equaled $6,110,821, which represented 3.29% of the Fund’s net assets. See Note 6 in "Notes."
‡Non-income producing security. Security is currently in default.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
fStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at July 31, 2008.
^Zero coupon security. The rate shown is the yield at the time of purchase.
¥Fully or partially pledged as collateral for financial futures contracts.
**See Note 5 in "Notes."
©Includes $8,901,478 of securities loaned.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At July 31, 2008, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At July 31, 2008, the aggregate amount of illiquid securities was $3,172,899, which represented 1.71% of the Fund’s net assets. See Note 6 in “Notes.”
PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. As of July 31, 2008, the aggregate amount of restricted securities was $2,939,288 or 1.58% of the Fund's net assets. Further details on these holdings appear below and in Note 6 in "Notes."

Investment	Date of Acquisition	Cost	Value
Allegiance Telecom 11.75% 2/15/10	3/14/05	$3,151	$–
Bank of America Funding Securities Series 2006-F 1A2 5.178% 7/20/36	7/21/06	176,130	137,913
Countrywide Alternative Loan Trust Series 2005-63 3A1 5.890% 11/25/35	9/28/05	281,484	210,481
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-12 1M 4.726% 8/25/34	7/25/06	593,124	357,967
Series 2004-HYB4 M 4.574% 9/20/34	9/14/07	70,647	61,018
Series 2006-HYB3 3A1A 6.07% 5/20/36	3/29/06	236,982	203,047
Series 2006-HYB4 1A2 5.618% 6/20/36	6/27/06	146,787	119,999
GMAC Mortgage Loan Trust Series 2006-HE3 A2 5.75% 10/25/36	8/25/06	45,000	32,929
MASTR Adjustable Rate Mortgages Trust Series 2005-1 B1 5.465% 3/25/35	11/28/06	261,073	179,883
Merrill Lynch Mortgage Investors Series 2006-AR1 A2C 2.62% 3/25/37	4/12/06	425,000	330,554
Montpelier Re Holdings 6.125% 8/15/13	10/05/06	53,462	53,817
Popular North America 3.191% 4/6/09	4/03/06	135,000	132,399
Port Townsend	9/12/07	21,840	–
Renaissance Home Equity Loan Trust Series 2007-2 AF2 5.675% 6/25/37	5/14/07	95,000	85,559
Residential Asset Securities Series 2006-KS3 AI3 2.63% 4/25/36	3/17/06	505,000	705,093
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-22 4A2 5.375% 12/25/35	10/03/06	48,526	35,965
Series 2006-5 5A4 5.528% 6/25/36	10/03/06	104,481	71,136
Structured Asset Securities
Series 2001-SB1 A2 3.375% 8/25/31	12/07/04	141,458	123,432
Series 2005-6 B2 5.339% 5/25/35	9/27/06	90,752	45,681
Washington Mutual Mortgage Pass Through Certificates
Series 2006-AR8 1A5 5.879% 8/25/46	7/05/06	42,240	32,158
Series 2006-AR8 2A3 6.130% 8/25/36	7/05/06	28,478	20,257
Total			$2,939,288

Summary of Abbreviations:
AMBAC – Insured by the AMBAC Assurance Corporation
ARM – Adjustable Rate Mortgage
FGIC – Insured by the Financial Guaranty Insurance Company
GNMA – Government National Mortgage Association
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
MBIA – Insured by the Municipal Bond Insurance Association
NIM – Net Interest Margin
PIK – Pay-in-Kind
RSB – Rate Stabilization Bonds
S.F. – Single Family
TBA – To be announced
yr – Year

The following futures contracts and swap contracts were outstanding at July 31, 2008:

Financial Futures Contracts[1]
					Unrealized
	Contracts	Notional Cost	Notional		Appreciation
	to Buy (Sell)	(Proceeds)	Value	Expiration Date	(Depreciation)
77	U.S. Treasury 5 yr Notes	$ 8,503,531	$ 8,572,867	9/30/08	$69,336
(3)	U.S. Treasury Long Bond	(337,402)	(346,500)	9/30/08	(9,098)
					$60,238

Swap Contracts[2]

Credit Default Swap Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Citigroup Global Markets
CenturyTel 5 yr CDS	$230,000	1.71%	9/20/13	$ (752)
Goldman Sachs
Kraft Food 10 yr CDS	300,000	0.77%	12/20/17	3,051
JPMorgan Chase Bank
Embarq 4yr CDS	75,000	0.77%	9/20/14	6,558
Embarq 7 yr CDS	75,000	0.77%	9/20/14	(252)
Lehman Brothers
Gannet 7 yr CDS	222,000	0.88%	9/20/14	23,899
Home Depot 5 yr CDS	325,000	0.50%	9/20/12	7,163
New York Times 7 yr CDS	222,000	0.75%	9/20/14	29,633
Sara Lee 7 yr CDS	222,000	0.60%	9/20/14	1,105
Target 5 yr CDS	295,000	0.57%	12/20/12	451
Washington Mutual
4 yr CDS	69,300	0.85%	9/20/11	17,243
10 yr CDS	120,000	3.15%	12/20/17	25,459
				$113,558
Protection Sold:
Citigroup Global Markets
Plains American CDS	$200,000	1.33%	9/20/13	$959
Total				$114,517

The use of financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group® Equity Funds I - Delaware Balanced Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker.To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued, at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective April 30, 2008, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

2. Investments
At July 31, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At July 31, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$ 211,712,457
Aggregate unrealized appreciation	9,487,157
Aggregate unrealized depreciation	(21,204,829)
Net unrealized appreciation	$ (11,717,672)

For federal income tax purposes, at October 31, 2007, capital loss carryforwards of $25,651,772 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $19,869,964 expires in 2010 and $5,781,908 expires in 2011.

3. Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

4. Swap Contracts
The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended July 31, 2008, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended July 31, 2008, the Fund did not enter into any CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At July 31, 2008, the value of securities on loan was $8,901,478 for which the Fund received collateral, comprised of non-cash collateral valued at $1,454,232, and cash collateral of $7,735,182. Investments purchased with cash collateral are presented on the statement of net assets under the caption "Securities Lending Collateral".

6. Credit and Market Risk
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Event
At July 31, 2008, Delaware Balanced Fund had direct and indirect exposure to investments with Lehman Brothers Holdings Inc. (“Lehman”) or Lehman’s affiliates, including bonds and derivatives for which Lehman or Lehman’s affiliates was the issuer or counterparty. On September 15, 2008, Lehman filed for Chapter 11 bankruptcy protection.

With respect to direct exposure to Lehman, the Fund held bonds valued at approximately 1.24% of net assets as of July 31, 2008. With respect to indirect exposure, the Fund’s exposure through credit default swaps where Lehman or Lehman’s affiliate was counterparty was approximately 0.06% of net assets (which represents the net unrealized appreciation/depreciation on the Fund’s books) as of July 31, 2008.

As of September 22, 2008, approximately 0.39% and 0.00% of the Fund’s net assets were subject to direct and indirect exposure of Lehman or Lehman’s affiliates (before collateral), respectively.

Schedule of Investments (Unaudited)

Delaware Mid Cap Value Fund

July 31, 2008

	Number of
	Shares	Value
Common Stock – 95.95%
Basic Industry – 11.98%
Ball	400	$17,832
Cytec Industries	300	16,218
Eastman Chemical	200	11,992
FMC	700	52,059
Nucor	500	28,610
†Pactiv	700	16,877
PPG Industries	200	12,128
RPM International	900	18,450
Sherwin-Williams	300	15,975
Sigma-Aldrich	300	18,222
St. Joe	600	21,018
		229,381
Business Services – 2.14%
Brink's	300	20,688
Donnelley (R.R.) & Sons	400	10,680
Manpower	200	9,600
		40,968
Capital Spending – 8.03%
Cummins	600	39,804
†Energizer Holdings	200	14,268
Harsco	600	32,460
PACCAR	300	12,618
Parker Hannifin	300	18,504
Republic Services	600	19,500
Timken	500	16,510
		153,664
Conglomerates – 0.91%
Textron	400	17,388
		17,388
Consumer Cyclical – 2.89%
Borg Warner	600	24,192
Eaton	100	7,104
Johnson Controls	800	24,128
		55,424
Consumer Services – 9.85%
†Dollar Tree	1,200	45,000
Fortune Brands	200	11,462
Hasbro	500	19,360
Macy's	1,100	20,691
Marriott International Class A	800	20,728
Meredith	300	7,668
PETsMART	500	11,355
Ross Stores	700	26,572
Tiffany & Company	300	11,337
VF	200	14,316
		188,489
Consumer Staples – 3.87%
Archer-Daniels-Midland	700	20,041
Del Monte Foods	1,400	11,886
Reynolds American	600	33,498
†Smithfield Foods	400	8,592
		74,017
Energy – 10.26%
El Paso	900	16,137
ENSCO International	300	20,742
Equitable Resources	400	20,900
†Forest Oil	400	22,812

†Newfield Exploration	800	39,184
Questar	300	15,864
Rowan	700	27,860
Sempra Energy	300	16,848
Williams	500	16,025
		196,372
Financial Services – 15.16%
American Financial Group	800	23,176
*Associated Banc-Corp	500	8,345
Bank of Hawaii	500	25,195
Berkley (W.R.)	1,100	25,982
Colonial BancGroup	1,400	9,324
Loews	500	22,280
Marshall & Ilsley	700	10,640
Nationwide Financial Services Class A	600	27,810
Northern Trust	200	15,634
Protective Life	500	17,980
Raymond James Financial	700	20,230
Regions Financial	500	4,740
Reinsurance Group of America	400	19,880
StanCorp Financial Group	400	19,756
*TCF Financial	800	10,200
Torchmark	300	17,415
Zions Bancorporation	400	11,708
		290,295
Health Care – 5.45%
Becton, Dickinson	400	33,964
McKesson	400	22,396
Service Corp International	1,900	18,183
Universal Health Services Class B	300	18,186
†Watson Pharmaceuticals	400	11,564
		104,293
Real Estate – 4.02%
Boston Properties	200	19,238
Brandywine Realty Trust	1,000	16,050
Highwoods Properties	600	21,900
Kimco Realty	300	10,587
Simon Property Group	100	9,263
		77,038
Technology – 12.40%
†Adobe Systems	700	28,945
†Agilent Technologies	400	14,424
†Avnet	500	13,630
†Computer Sciences	300	14,211
†Compuware	2,300	25,300
Electronic Data Systems	1,100	27,291
Goodrich	200	9,828
National Semiconductor	600	12,570
Rockwell Automation	400	17,804
†Sybase	1,000	33,610
†Synopsys	900	21,618
†Thermo Fisher Scientific	300	18,156
		237,387
Transportation – 1.88%
Canadian National Railway	300	15,825
CSX	300	20,274
		36,099
Utilities – 7.11%
CenturyTel	300	11,157
Edison International	400	19,336
Energy East	600	14,994
PG&E	400	15,412
PPL	600	28,176
Public Service Enterprise Group	800	33,440
Wisconsin Energy	300	13,536
		136,051
Total Common Stock (cost $1,909,422)		1,836,866

	Principal
	Amount
Repurchase Agreements** – 4.39%
Bank of America 2.04%, dated 7/31/08, to be
repurchased on 8/1/08, repurchase price $23,801
(collateralized by U.S. Government obligations,
4.00% 9/30/09; with market value $24,351)	$23,800	23,800

BNP Paribas 2.06%, dated 7/31/08, to be
repurchased on 8/1/08, repurchase price $60,203
(collateralized by U.S. Government obligations,
4.00%; 7/30/09 - 9/30/09; with total market value $61,439)	60,200	60,200
Total Repurchase Agreements (cost $84,000)		84,000

Total Value of Securities Before Securities Lending Collateral – 100.34%
(cost $1,993,422)		1,920,866

	Number of
	Shares
Securities Lending Collateral*** – 0.47%
Investment Companies
Mellon GSL DBT II Collateral Fund	9,000	9,000
Total Securities Lending Collateral (cost $9,000)		9,000

Total Value of Securities – 100.81%
(cost $2,002,422)		1,929,866 ©
Obligation to Return Securities Lending Collateral*** – (0.47%)		(9,000)
Liabilities Net of Receivables and Other Assets (See Notes) – (0.34%)		(6,567)
Net Assets Applicable to 235,305 Shares Outstanding – 100.00%		$1,914,299

†Non income producing security.
*Fully or partially on loan.
**See Note 1 in “Notes.”
***See Note 3 in “Notes.”
©Includes $13,571 of securities loaned.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group® Equity Funds I – Delaware Mid Cap Value Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (FAS 157). FAS 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. FAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of FAS 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective April 30, 2008, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

2. Investments
At July 31, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At July 31, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,002,422
Aggregate unrealized appreciation	115,331
Aggregate unrealized depreciation	(187,887)
Net unrealized depreciation	$(72,556)

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At July 31, 2008, the value of the securities on loan was $13,751, for which the Fund received collateral, comprised of non-cash collateral valued at $5,239, and cash collateral of $9,000. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended July 31, 2008. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: